Exhibit 99.2

©2022 Ideanomics / Confidential & Proprietary 1 September 9, 2022 Full Year 2021, Q1 & Q2 2022 Earnings NASDAQ: IDEX

©2022 Ideanomics / Confidential & Proprietary 2 DISCLOSURE AND FORWARD - LOOKING STATEMENTS This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward - looking statements.’ Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S - X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non - GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non - public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

©2022 Ideanomics / Confidential & Proprietary 3 SVP, Investor Relations TONY SKLAR NASDAQ: IDEX

©2022 Ideanomics / Confidential & Proprietary 4 CEO ALF POOR NASDAQ: IDEX

©2022 Ideanomics 5 NASDAQ: IDEX

©2022 Ideanomics 6 NASDAQ: IDEX

©2022 Ideanomics 7 President, Ideanomics Mobility ROBIN MACKIE NASDAQ: IDEX

©2022 Ideanomics 8 OUR THREE MARKET VERTICALS Charging Vehicles Finance

©2022 Ideanomics / Confidential & Proprietary 9 *Concept product rendering only

©2022 Ideanomics 10 Ideanomics Mobility Highlights On - Highway & Last Mile VIA – key addition to market segment US Hybrid • Growing interest in specialist vehicle and fuel cell markets • Anticipating increased quarter over quarter growth through 2022, and 2x year - over - year growth in 2023 Off - Highway Solectrac • Nearly doubled full year 2021 revenue in just H1 2022 • On track for consistent growth in 2022 • Anticipates doubling revenue in 2023 • Introducing new models starting in Q3 2023 Two - Wheelers Energica • Products available at 120 dealers worldwide • Released a new model: Experia • Significant revenue growth in H1 2022, anticipating continued growth

©2022 Ideanomics 11 NASDAQ: IDEX

©2022 Ideanomics 12 NASDAQ: IDEX

©2022 Ideanomics 13 NASDAQ: IDEX

©2022 Ideanomics 14

©2022 Ideanomics 15 Turnkey Financing Solutions for the EV Transition • Vehicle as a Service ( VaaS ) • Charging as a Service (CaaS) • Energy as a Service (EaaS) • Mobility as a Service ( MaaS ) From CapEx to OpEx Equipment & Service Financing • Purchase & lease financing • Government grants, loans, and subsidies • Power purchase agreements (PPAs) • Infrastructure and maintenance financing

©2022 Ideanomics / Confidential & Proprietary 16 NASDAQ: IDEX

©2022 Ideanomics 17 *Concept product rendering only

©2022 Ideanomics 18 Ideanomics Energy Highlights • Coast Counties Peterbilt project: energy generation, storage and DC fast charging financed by Ideanomics Capital • Developing strong interest for as - a - Service opportunities, anticipated to represent predictable recurring revenue in 2023 and beyond • Anticipating increased revenue in H2’22, and 2x revenue growth in 2023 • Signed a proof - of - concept project with a well - known ecommerce company – as - a - Service model with novel use of WAVE solution for distribution center operations Ideanomics Energy WAVE

©2022 Ideanomics 19 *Concept product rendering only NASDAQ: IDEX

©2022 Ideanomics 20 NASDAQ: IDEX

©2022 Ideanomics 21 NASDAQ: IDEX

©2022 Ideanomics 22 Text Here Text goes here. Text goes here. Text goes here. Text goes here. Text goes here. Text Here Text goes here. Text goes here. Text goes here. Text goes here. Text goes here. Text Here Text goes here. Text goes here. Text goes here. Text goes here. Text goes here. Collaboration Across Ideanomics Recent Examples: x Financing support x Supply chain x New product development and innovation

©2022 Ideanomics 23 *Concept product renderings only NASDAQ: IDEX

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©2022 Ideanomics 25 *Concept product renderings only

©2022 Ideanomics 26 *Concept product renderings only

©2022 Ideanomics / Confidential & Proprietary 27 CEO, Energica LIVIA CEVOLINI NASDAQ: IDEX

©2022 Ideanomics 28 NASDAQ: IDEX

©2022 Ideanomics 29 NASDAQ: IDEX NASDAQ: IDEX

©2022 Ideanomics / Confidential & Proprietary 30 CEO, VIA Motors BOB PURCELL NASDAQ: IDEX

©2022 Ideanomics / Confidential & Proprietary 31

©2022 Ideanomics / Confidential & Proprietary 32

©2022 Ideanomics / Confidential & Proprietary 33

©2022 Ideanomics / Confidential & Proprietary 34 CFO CONOR MCCARTHY NASDAQ: IDEX

©2022 Ideanomics 35 Very Strong 2021 • Revenue of $114M • Gross profit $23.2M – margin 20.4% US Revenue • In 2021 US Revenue increased to $84.3 from $1.6 million in 2020 • US Revenue decreased from $26.9 million in Q1 2021 to $11.8 million in Q1 2022. • Revenue from the US decreased from $25.0 million in Q2 2021 to $14.4 million in Q2 2022. Financial Highlights

©2022 Ideanomics 36 Earnings Summary – Last Six Quarters (USD in Millions) 29.9 30.6 27 26.2 25.4 34.2 10.7 9.0 4.5 - 1.4 0.0 1.5 -5 0 5 10 15 20 25 30 35 40 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q1-22 Revenue & Gross Profit ($ millions) Revenues Gross Profit

©2022 Ideanomics 37 Q4 and FY 2021 Earnings Summary (in USD, 000s) Q4 20 21 Q1 2022 Q2 2022 Revenues 10,620 25,391 34,202 Gross Profit 714 20 1,489 Operating Expenses 12,713 39,344 42,326 Operating Margin n/m (155%) (125%) EPS – Diluted ($0.03) ($0.06) ($0.08)

©2022 Ideanomics 38 CEO ALF POOR NASDAQ: IDEX

©2022 Ideanomics 39 Q&A NASDAQ: IDEX